UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2020

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6303 Cowboys Way, Suite 600, Frisco, TX	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Addus HomeCare Corporation (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”) on October 27, 2020. At the Annual Meeting, a total of 14,138,612 shares of the Company’s common stock, out of a total of 15,799,394 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The Company’s shareholders (i) elected Michael Earley and Steven I. Geringer to serve as Class II directors for terms expiring at the 2023 annual meeting of the Company’s shareholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2020; and (iii) approved on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the proxy statement filed on September 14, 2020 (the “Proxy Statement”). The votes on these matters were as follows:

(1)	The election of Michael Earley and Steven I. Geringer to serve as Class II directors for a term expiring at the 2023 annual meeting of the shareholders of the Company:

Name	For	Withhold Authority	Broker Non-Votes
(a) Michael Earley	12,746,412	941,152	451,048
(b) Steven I. Geringer	13,043,478	644,086	451,048

(2)	The ratification of the appointment of PricewaterhouseCoopersLLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
14,095,488	42,335	789	—

(3)	The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
12,613,363	1,060,501	13,700	451,048

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: October 27, 2020	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer